Exhibit 99.1
POLYPORE RECEIVES COMMITMENT FROM U.S. DEPARTMENT OF ENERGY FOR EXPANSION OF
LITHIUM-ION BATTERY SEPARATOR CAPACITY
Charlotte, N.C., August 5, 2009 — Polypore International, Inc. (NYSE: PPO), a leading global supplier of high performance microporous membranes, today announced that its Celgard, LLC business unit has been selected for a grant award of $49 million from the U.S. Department of Energy (DOE) to expand production capacity in the United States.
The grant, which is contingent upon finalizing the contractual agreement with the DOE, will fund an additional expansion of Polypore’s existing lithium-ion separator manufacturing facility in Charlotte, North Carolina, and the construction of a new manufacturing facility that would be built at a second U.S. location.
“We look forward to playing a key role in supporting the Department of Energy’s and the country’s goal to develop a technology-leading lithium-ion battery industry in the United States, including a robust supply chain for the critical components,” said Robert B. Toth, President and Chief Executive Officer of Polypore. “This grant will enable us to accelerate investment in production capacity and create jobs in the U.S. as we prepare to meet the increasing demand of the Electric Drive Vehicle market.”
Possessing the lithium battery separator industry’s broadest product portfolio, Polypore’s Celgard business unit is one of the largest participants in the U.S. lithium battery supply chain and a leading supplier of lithium battery markets throughout the world. Celgard® separators are used in lithium-ion batteries for personal electronics devices such as notebook computers, mobile phones and digital cameras, and new applications including power tools, reserve power and grid management systems and electric drive vehicles.
The grant funding is part of the DOE’s Electric Drive Vehicle Battery and Component Manufacturing Initiative (DE-FOA-000026) of the American Recovery and Reinvestment Act of 2009 (ARRA) that provides federal stimulus funding to support the creation of American jobs while promoting the development of U.S.-based advanced battery production for the electric drive vehicle (EDV) market.
This release contains statements that are forward-looking in nature. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include the following: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit facility; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under, environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the adverse impact on our financial condition from past restructuring activities; the failure to effectively integrate newly acquired operations; the absence of expected returns from the amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; natural disasters, epidemics, terrorist acts and other events beyond our control; and economic uncertainty and the current crisis in global credit and financial markets. Additional information concerning these and other important factors can be found in Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this press release. Polypore expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Polypore’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.